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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                October 31, 2007
                Date of Report (Date of earliest event reported)

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                        Factory Card & Party Outlet Corp.
             (Exact name of registrant as specified in its charter)

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      Delaware                     333-21859                    36-3652087
  (State or other           (Commission File Number)           (IRS Employer
   jurisdiction                                             Identification No.)
 of incorporation)

                   2727 Diehl Road, Naperville, Illinois 60563
               (Address of principal executive offices) (Zip Code)

                                 (630) 579-2000
                         (Registrant's telephone number)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01         Entry into a Material Definitive Agreement

         Factory Card & Party Outlet Corp. (the "Company") has entered into a definitive agreement dated October 31, 2007 with Gartner Greetings, Inc. ("Gartner") pursuant to which Gartner will be the Company's primary supplier of everyday and seasonal greeting cards. Gartner has supplied greeting cards to the Company prior to the date of this agreement.

         Under the terms of the agreement, Gartner will supply a majority of the greeting cards sold in the Company's stores. The agreement imposes certain requirements and obligations on the parties relating to, among other things, shelf space, replenishment processes and seasonal returns.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           FACTORY CARD & PARTY OUTLET CORP.


                                           /s/ Gary W. Rada
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                                           Gary W. Rada
                                           President and Chief Executive Officer

Dated:  November 2, 2007